UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2007
Commission File No. 1-10403

TEPPCO Partners, L.P.	Delaware	76-0291058
TE Products Pipeline Company, Limited Partnership	Delaware	76-0329620
TCTM, L.P.	Delaware	76-0595522
TEPPCO Midstream Companies, L.P.	Delaware	76-0692243
Val Verde Gas Gathering Company, L.P.	Delaware	48-1260551
(Exact name of Registrant as	(State of Incorporation	(I.R.S. Employer
specified in its charter)	or Organization)	Identification Number)
1100 Louisiana, Suite 1600
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(713) 381-3636
(Registrant’s telephone number, Including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 14, 2007, TEPPCO Partners, L.P., TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. and Val Verde Gas Gathering Company, L.P. entered into an indenture with The Bank of New York Trust Company, N.A. A copy of the indenture is included as an exhibit hereto.
Item 9.01. Financial Statements and Exhibits.
     (d)      Exhibits:

Exhibit Number	Description

99.1	Indenture dated as of May 14, 2007 among TEPPCO Partners, L.P., as issuer, TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. and Val Verde Gas Gathering Company, L.P., as subsidiary guarantors, and The Bank of New York Trust Company, N.A., as trustee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO PARTNERS, L.P.
By:	Texas Eastern Products Pipeline Company, LLC
General Partner

Dated: May 14, 2007	By:	/s/ William G. Manias
William G. Manias
Vice President and Chief Financial Officer

TE PRODUCTS PIPELINE COMPANY, LIMITED PARTNERSHIP
By:	TEPPCO GP, Inc., its general partner

Dated: May 14, 2007	By:	/s/ William G. Manias
William G. Manias
Vice President and Chief Financial Officer

TCTM, L.P.
By:	TEPPCO GP, Inc., its general partner

Dated: May 14, 2007	By:	/s/ William G. Manias
William G. Manias
Vice President and Chief Financial Officer

TEPPCO MIDSTREAM COMPANIES, L.P.
By:	TEPPCO GP, Inc., its general partner

Dated: May 14, 2007	By:	/s/ William G. Manias
William G. Manias

VAL VERDE GAS GATHERING COMPANY, L.P.
By:	TEPPCO NGL Pipelines, LLC, its general partner

Dated: May 14, 2007	By:	/s/ William G. Manias
William G. Manias
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Indenture dated as of May 14, 2007 among TEPPCO Partners, L.P., as issuer, TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. and Val Verde Gas Gathering Company, L.P., as subsidiary guarantors, and The Bank of New York Trust Company, N.A., as trustee.